
Cincinnati, OH

LSI INDUSTRIES

INVESTOR PRESENTATION

FALL 2020

H.C.WAINWRIGHT&CO.

22nd Annual Global Investment Conference

September 14-16, 2020

DISCLAIMER

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation includes "forward-looking statements" within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as "believes," "expects," "may," "will," "outlook," "should," "seeks," "intends," "trends," "plans," "estimates," "projects" or "anticipates" or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors and is impossible to anticipate all factors that could affect our actual results. Given the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled "Risk Factors" in our filings with the Securities and Exchange Commission (the "SEC"). All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Included in this presentation are certain non-GAAP financial measures, such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), Adjusted (Diluted) Earnings Per Share, Net Debt, Net Leverage and Free Cash Flow designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the appendix of this presentation for a reconciliation of the historical non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Reconciliations of the non-GAAP measures used in this presentation are included or described in the tables attached to the appendix. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP measures. For the same reasons we are unable to address the probable significance of the unavailable information, which could be material to future results.


76
76
76
76
76

COMPANY OVERVIEW

Introduction to LSI Industries

INTRODUCTION

LSI is Positioned for Profitable Growth

- **Integrated Lighting/Graphics Solutions Company** with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation With Entrenched Position** in Target Vertical Market Applications; Selectively Expanding; **Where We Focus, We Win**
- **Turnkey Program Integrator Capabilities**; Design, Site Surveys, Products, Installation, After-Market Services
- **Multi-Year Focus on Migration to Higher Value Solutions**, Away from Commodity Products / Services
- **All Manufacturing & Design Center Facilities Located in the United States**; Broad Modification and Custom Product Competency
- **Free Cash Flow Positive, Significant Cash / Liquidity** to Accelerate Investment in Organic and Inorganic Growth Initiatives
- **Transformation Over the Last Eighteen Months** Focused on Building a Better Business Capable of Becoming a Bigger, More Profitable Business

LSI PROFILE

American-Made Lighting and Graphics Solutions

LSI By The Numbers	1976	Cincinnati, OH	LYTS	1,100	7	95%
	Year Founded	Headquarters	NASDAQ	Employees	# of Locations	Sales in US

2020 Financial Summary

Sales	$305M
Adj. EBITDA	$15M / 4.9%
Working Capital	$51.2M
Free Cash Flow	$47.1M
Debt	$0
EPS	$0.12
Market Cap	$165M

Total Revenue Mix[1]



Graphics Segment 33%
Lighting Segment 67%

Geographic Locations



4

(1) Fiscal year 2020 revenue mix for the twelve months ended June 30, 2020

WHY LSI WINS IN OUR FOCUS MARKETS

How We Differentiate

Generalists

- Conglomerates
- Standard / High Volume
- "Telephone Book" Portfolio
- Convert Focused Specialist to Standard Volume
- Little Unique Differentiation
- Pricing is Main Decision Factor
- Built on Scale / Low Cost Provider

Focused Specialists



- Vertical / Application Solutions Driven
- End-User Driven Specifications
- Competency with Modification and Customization
- Strong Engineering / Relationship with Channel and End-User
- Our Solutions Enhance our Customers Value Proposition
- Financially More Attractive
- Model Built on Focus
- Highest Value Provider



VERTICAL MARKET FOCUS

Customize Solutions Serving High-Value Applications

Vertical Markets


Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse
DESSERTS
HONDA

Lighting Solutions

Indoor

> High Bay
> Downlights
> Linear
> Troffer
> Retro fit kits
> Decorative

Outdoor

> Area
> Canopy
> Garage
> Wall Mount
> Flood
> Bollards

Controls

> Sensors
> Wireless
> Bluetooth
> Daylight Harvesting
> Occupancy
> Conservation

Graphics Solutions

> Printed graphics
> Structural graphics
> Facades and cladding
> Digital signage
> Menu board systems
> Illuminated elements

Services

> Creative services
> Site surveys
> Permitting
> Construction/Installation
> Rebrands/change-outs
> Content management
> Post-implementation

VERTICAL MARKET FOCUS

Paths to Market

Vertical Markets



Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse
DESSERTS
HONDA

Channel

Projects
Quote/Bid Process

Stock and Flow
Local Distributor Stock Availability

Direct

Direct
C-Suite, Specifications, Architects, Other

Lighting Solutions

Graphics Solutions

Services

STRONG CUSTOMER ENGAGEMENT

Target Verticals with End-User Specific Lighting & Graphics Applications

Our Solutions Enhance the Value Proposition of our Customers

Customers Contracts Range from 100's to 1,000's of Locations

Leading Partners

GROWING OUR COMMERCIAL BUSINESS

Awarded $100 Million Quick-Service Restaurant Program in April 2020


FLAME GRILLING
BEVERAGES
The Power of Integration
Providing a Custom Solution, Not a Discrete Product

- **$100 Million**, Three-Year Award Through Calendar Year-End 2022
- Installing LSI Digital Menu Boards at More than **6,000 Locations** for One of the Largest Fast-Food Chains in North America
- Under The Terms of the Award, LSI Will Manufacture the Menu Boards and Perform the Lead **System Integrator** Function, Which Includes Program Management and Installation Responsibilities
- LSI's Digital Menu Boards will Replace the Majority of the Customer's Traditional **Indoor and Outdoor Signage**
- As a **Leading Producer, Integrator and Content Management Provider** of Digital Menu Board Systems, LSI Strives to Help QSR Customers Ensure that Placing an Order at the Counter, or the Drive-Thru, is Always a **Positive Experience**.

BUSINESS TRANSFORMATION

During the Last 18-months, Built a Foundation for Sustainable Growth

The Opportunity
January 2019

- Lack Of Commercial Focus – Strategic Drift
- Focused on the Sale Of Discrete Projects, Not Solutions
- Lack of a Market-Driven Product/Solution Roadmap; Slow New Product Development Process
- Underutilized Manufacturing Assets
- Elevated Net Leverage
- Culture Lacked Accountability
- Relationships with Sales Channels and End-users

The Outcome
June 2020 (End of LSI Fiscal Year)

- **Increased Sales and Share** in Top Three Vertical Markets, Resulting in Increased Operating Income and Free Cash Flow
- Active Migration **Away from Low Margin** Commodity Sales **to Higher Value** Differentiated Solutions
- High-Graded **Management Team** (Legal/HR, Operations, Marketing)
- Developed a Collaborative, **Customer-Centric Approach** to Product Development; **3x More New Products** in FY20 Vs. Last Three Years
- Progress towards **Manufacturing Excellence** Through Rightsizing, Utilization, LEAN Principles, and Improved Quality - Resulting in Significant Cost Savings and Throughput
- Reduced Net Debt by **More Than $45 Million** – Net Cash Positive at 6/30/20

COVID-19 BUSINESS RESPONSE

Maintaining Safe, Reliable Operations, While Reducing Operating Costs

EMPLOYEE SAFETY

- LSI Operates as a Supplier to Customers Operating in Critical Infrastructure Industries, as Defined by the U.S. Department of Homeland Security
- Strict Social Distancing Protocols and Staggered Shifts
- Frequently Cleaning Common Space and Production Spaces Throughout the Day
- Addition or Personal Protective Equipment
- Remote Work Option in Effect, Where Possible

COST REDUCTIONS

- Reduced Total SG&A by Nearly 20% in F4Q20, When Compared to F4Q19, Driven by Disciplined Cost Management and Planned Reductions-in-Force
- The Company has Sufficient Liquidity to Support the Ongoing Growth of the Business

BUSINESS CONTINUITY

- We Continue to Monitor Potential Market Disruptions Resulting from the Virus
- To Date, all Facilities have Remained Operational with Minimal Impact to Operations and Sourcing Supply Chain
- We are a U.S. Based Manufacturer Whose Production Facilities Have the Ability to Quickly Adjust Production Schedules, While Accommodating the Changing Requirements of our Customers

OUR MARKET RESPONSE

- Emergency & Safety Lighting
- Wayfinder and Safety Graphics
  Grocery / Pharmacy / Petroleum / Convenience Store / QSR
- Covidshield® – Acrylic Safety Barriers

CONSOLIDATED PERFORMANCE INDICATORS

Improved Sales Mix and Cost Reduction Contributed to Improved Profitability

1. Fiscal 2020 Financials Reflect Improved Earnings, EPS, Cash Generation; Margin Rate Expansion; Lower Operating Costs

2. Lower Sales Driven By:
   - Shift Away From Low Margin Commodity Business to Higher-Value Applications
   - Pandemic Related Disruptions to Construction Markets

3. Achieved Sales Growth in our Top 3 Vertical Markets

Total Sales ($M)



$328.9
$305.6
FY19
FY20

Non-GAAP Earnings Per Share ($M)



$0.04
$0.12
FY19
FY20

Non-GAAP Operating Income ($M)



$4.0
$6.4
FY19
FY20

Non-GAAP Adjusted EBITDA ($M)



$14.2
$15.0
FY19
FY20

DISCIPLINED BALANCE SHEET MANAGEMENT

Growth in Free Cash Flow Supports Reduction in Net Debt

1. Reduced Debt Outstanding by $39.5 Million on a Y/Y Basis; No LT Debt Outstanding

2. Stronger Balance Sheet and Enhanced Liquidity Provides Flexibility to Accelerate Investment in Profitable Growth Opportunities

Net Debt Outstanding ($M)


$38.6
$21.6
$9.2
$7.1
Net cash Positive
($3.5)
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20

Net Debt / TTM Adjusted EBITDA


2.7 x
1.7 x
0.7 x
0.5 x
LT Debt Free
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20



THE PATH FORWARD

Bridging to 2025

THE PATH FORWARD

Targeting $500 Million of Revenue & Double-Digit EBITDA in Fiscal 2025

EXPAND Our Vertical Focus	CHANGE Our Customer Engagement	BUILD Services Business	GROW Through Acquisition
Provide Differentiated Value through Direct Engagement of Both Existing Verticals and New Vertical Segments	Transition to High-Value Channel Engagements that Focus More on Direct-to-Customer Relationships	Shift from "Client Support" Model to a Scalable End-to-End Service Model	Focus on Bolt-On Acquisitions that Expand our Vertical Presence, Either in New or Existing Segments

EXPAND OUR VERTICAL FOCUS

Increase SOW and SAM with Current Customers

Vertical Markets


Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse
DESSERTS
HONDA

EXPAND
Share of Wallet

Focused Growth Within our Customer Base by Building Upon Current Relationships and Vertical Knowledge

EXPAND
Served Available Market

Expand Partnership Model to New Customers within a Vertical

EXPAND OUR VERTICAL FOCUS

Growth in New Verticals

Vertical Markets



Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse
DESSERTS
HONDA

New Verticals

EXPAND

Increase Addressable Market

Criteria

- Niche, Non-Commoditized Market
- High Barriers to Entry
- Stable, Growing End-Markets
- Supports Margin Expansion
- Low Price Sensitivity
- Leverages Our Unique Value Proposition

To Win

- Customer-Driven Unique Value Proposition
- Integrated Solution, Integrated Manufacturing Environment
- Reallocating Resources Toward Higher-Margin Specialty Applications
- Experience in the Niche Petroleum / C-Store Vertical is a Template for Success

CHANGE OUR CUSTOMER ENGAGEMENT

Migrating Closer Toward The Customer

1. Engage Beyond The Agent
2. Grow Direct Customer Relationships
3. Build Knowledge Base Around Customer Requirements
4. Leverage Design & Manufacturing Expertise

Go-Forward End-User Focus

- There is Value in Having Both A**gency** and **Direct** Relationships
- As we Move Higher on the Value Chain with More Specialized Products, **Access to the Customer** is Increasingly Critical
- Customer Access Creates the Ability to **Work Collaboratively**
- New Product Development will Require Us to **Move Closer to the End-User**
- Educate and **Empower our Agent Partners** Through New Sales and Support Tools, Together with Access to Decision Makers at LSI

BUILD A SERVICES BUSINESS

Addresses Customer Pain Point

- Provide a Differentiated Customer Value Proposition
- Margin Shift to Higher Professional Services Profile
- Unique Advantage Over Industry Competitors
- Market Opportunity to Expanded Customer Base to Non-Traditional Segments
- Service Business Scalable via Partnerships

SCALEABLE SERVICE MODEL



SERVICE BUSINESS
• End-to-End Integrator
FUTURE EXPANSION
• Turnkey Installations
• Maintenance Contracts
• ESCO Services
NEAR TERM EXPANSION
• Site Installs
• Maitenance
• Expanded Vertical Segments
• Non-Traditional Segment Sales
LSI CURRENT SERVICES
• Project Management
• Surveys
• Installations
• Content Management
• Technical Design

GROW THROUGH ACQUISITION

Focused on Complementary and Adjacent Spaces

Criteria

TARGETS	• Vertical Enhancement • Vertical Expansion	• Geography • Adjacent Space
ATTRIBUTES	• Strong Vertical Position • Market Insulation • Focused Specialist	• Complementary to Core • Expanded Capabilities • Broadens Services
FIT	• Organizational Cultural • Synergy Opportunity	• Accretive • Consistent Financials

Stronger Balance Sheet and Enhanced Liquidity Provides Acquisition Flexibility

PROJECTED FINANCIALS

$500M Sales and Double-Digit EBITDA in 2025

1. Sales Growth a Combination of Organic and Inorganic Initiatives
2. EBITDA Increase Driven by Continued Improvement to Gross Margin Rates for Existing Business, Combined with Leverage Generated by Sales Growth

Projected Sales ($M)



$305
$425
$500
2020
2023
2025

Projected Adj. EBITDA ($M)



4.9%
7.0%
10.0%
$15
$30
$50
2020
2023
2025

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting / Graphics Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution


Local
Farmers
Since
1980
MORE
Organics
MORE
Varieties
MORE
Local Farms
YOUR
Better
Nature

THANK YOU